Exhibit 10.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the common stock, par value $.0001 per share, of RAM Energy Resources, Inc. and further agree that this Joint Filing Agreement shall be included as an exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has a reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 21st day of Dcember, 2011.

Jefferies & Company, Inc.

By     /s/ Roland T. Kelly

Name: Roland T. Kelly

Title: Associate General Counsel and Managing Director

Jefferies Group, Inc.

By     /s/ Roland T. Kelly

Name: Roland T. Kelly

Title: Assistant Secretary

Jefferies High Yield Holdings, LLC

By     /s/ Paul J. Loomis

Name: Paul J. Loomis

Title: Managing Director/Authorized Signatory

Jefferies High Yield Trading, LLC

By     /s/ Paul J. Loomis

Name: Paul J. Loomis

Title: Managing Director

    /s/ Larry E. Lee

Larry E. Lee

Larry E. Lee Revocable Trust.

By     /s/ Larry E. Lee

                     Larry E. Lee, Trustee

Lee 2006 Family Trust

By     /s/ M. Keith McKinney

                     M. Keith McKinney, Trustee

Danish Knights, A Limited Partnership

By: Dannebrog Corporation, General Partner

By     /s/ Britani Talley Bowman

                     Britani Talley Bowman, President

Dannebrog Corporation

By     /s/ Britani Talley Bowman

                     Britani Talley Bowman, President

    /s/ Britani Talley Bowman

Britani Talley Bowman

    /s/ Lawrence S. Coben

Lawrence S. Coben

    /s/ John M. Reardon

John M. Reardon

The Reardon Trust Dated 12/10/2001

By     /s/ John M. Reardon

                     John M. Reardon, Trustee

    /s/ Sean P. Lane

Sean P. Lane

    /s/ Gerald R. Marshall

Gerald R. Marshall